UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

Arena Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-31161	23-2908305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6154 Nancy Ridge Drive, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 453-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., and/or one or more of our wholly owned subsidiaries, unless the context otherwise provides. Arena Pharmaceuticals® and Arena® are registered service marks of Arena Pharmaceuticals, Inc.

Explanatory Note: This Amendment No. 1 on Form 8-K/A, or Amendment, is an amendment to the Current Report on Form 8-K we filed on February 14, 2017. This Amendment is being filed solely for the purpose of satisfying Instruction 2 to Item 5.02 of Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Drs. Jayson Dallas, M.D., Oliver Fetzer, Ph.D., and Garry A. Neil, M.D. to Certain Committees of our Board of Directors

As described in the Current Report on Form 8-K we filed on February 14, 2017, on February 13, 2017, the board of directors, or the Board, of Arena Pharmaceuticals, Inc., or the Company, appointed Drs. Jayson Dallas, M.D., Oliver Fetzer, Ph.D., and Garry A. Neil, M.D., to serve as directors. At the time of the filing, the Board had not yet determined the committees of the Board on which Drs. Dallas, Fetzer and Neil would serve.

At the Board’s meeting on June 13, 2017, the Board appointed members to the Board’s standing committees, effective immediately. Dr. Dallas was appointed to the Board’s Compensation Committee and Corporate Governance and Nominating Committee. Dr. Fetzer was appointed to the Board’s Compensation Committee. Dr. Neil was appointed to the Board’s Corporate Governance and Nominating Committee.

In connection with their committee appointments, effective July 1, 2017, Drs. Dallas, Fetzer, and Neil are each eligible to receive retainers in connection with their service on committees of the Board. For Compensation Committee service, a quarterly retainer of $1,875 applies. For Corporate Governance and Nominating Committee service, a quarterly retainer of $1,250 applies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 15, 2017	Arena Pharmaceuticals, Inc.

	By:	/s/ Amit Munshi
Amit Munshi
President and Chief Executive Officer